UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

October 6, 2011
Date of Report (Date of earliest event reported)
___________________________________________________________

CADISTA HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of Delaware	000-54421	31-1259887
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

207 Kiley Drive
 Salisbury, MD 21801
(Address of principal executive offices) (Zip Code)

(410) 912-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On October 6, 2011, we accepted the letter, dated September 30, 2011, from the State Bank of India, New York Branch, extending the expiration date of our revolving credit facility until March 21, 2012.  Other than such extension, the terms and conditions of our revolving credit facility remain unmodified.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Letter, dated September 30, 2011, from State Bank of India extending revolving credit facility (together with letter dated May 10, 2011 referred to therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CADISTA HOLDINGS INC.

By:	/s/ Kamal Mandan
Kamal Mandan
Chief Financial Officer

Date: October 6, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter, dated September 30, 2011, from State Bank of India extending revolving credit facility (together with letter dated May 10, 2011 referred to therein).